BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2025
BUSINESS ACQUISITION
BUSINESS ACQUISITION

NOTE 29 – BUSINESS ACQUISITION

TMA

On February 24, 2025 (the “Acquisition Date”), Telecom Argentina acquired 86,460,983,849 common shares of TMA, representing 99.999625% of its capital stock, acquiring control. TMA is a company incorporated in the Republic of Argentina, providing mobile and fixed telephony, fixed broadband, and video services on a national scale in Argentina.

The purpose of the acquisition was to enhance the quality of existing services and to expand the coverage and capacity of both mobile and fixed networks.

The contractual purchase price for this transaction was US$1,245 million ($1,660,045 million in current currency as of December 31, 2025), which was settled in the following manner: (a) by assuming a debt owed by the seller to TMA in the amount of US$126 million ($167,887 million in current currency as of December 31, 2025); and (b) as consideration transferred (“consideration paid”), pursuant to IFRS 3, the remaining balance of US$1,119 million ($1,492,158 million in current currency as of December 31, 2025), which was paid in cash using funds obtained from two loans (See Note 14).

The Company’s management has made the final determination of the fair value of the assets acquired and liabilities assumed (net assets) of TMA as of the acquisition date, and from the comparison with the consideration paid has determined a goodwill.

The assets and liabilities in millions recognized as a result of the acquisition are as follows:

	In current currency at	In current currency as
	the acquisition date	of December 31, 2025
Cash and cash equivalents	149,678	188,121
Investment	88,434	111,148
Trade receivables (a)	335,696	421,919
Other receivables	69,288	87,084
Inventories (b)	42,346	53,222
Assets classified as held for sale	2,366	2,974
Deferred income tax assets (c)	348,393	437,877
PP&E (d)	1,060,558	1,332,961
Intangible assets (e)	218,152	274,183
Right of use assets (f)	128,147	161,061
Investment properties (g)	56,657	71,209
Trade payables	(430,015)	(540,469)
Salaries and social security payables (h)	(140,877)	(177,061)
Other taxes payables	(193,325)	(242,980)
Leases liabilities	(106,991)	(134,471)
Other liabilities	(45,920)	(57,713)
Provisions (i)	(405,576)	(509,747)
Net identifiable assets acquired	1,177,011	1,479,318
Goodwill (*)	10,217	12,840
Totals	1,187,228	1,492,158

(*)Goodwill will not be deductible for tax purposes.

(a)	Trade receivables

The fair value of the acquired trade receivables is $421,919 million in current currency as of December 31, 2025. The gross contractual amount for trade receivables due is $511,511 million, with a loss allowance of $129,592 million recognized on acquisition.

(b)	Inventories

The fair value of inventories was determined based on the replacement cost of such assets as of the acquisition date.

(c)	Deferred income tax assets

A deferred tax asset was recognized for the temporary tax effects arising from differences between the fair values assigned to the identifiable assets and liabilities and their respective tax bases, in accordance with IFRS 3.

(d)	PP&E

A comprehensive valuation of all PP&E assets was performed at fair value under a going concern assumption.

The market approach (comparable sales) was the valuation method used predominantly for real estate and vehicles.

The depreciated cost approach was the valuation method used for all other PP&E assets. For this valuation´s method the company prepared this estimate using the key assumption related to the level of obsolescence.

(e)	Intangible assets

For intangible assets (except for Licences) the valuation method used was the income approach through the calculation of free cash flows for: a) the customer base and b) the right to use the “Movistar” and “Tuenti” brands. The fair value of these assets was determined applying the income approach (economic utilization approach), based on the estimation of discounted cash flows attributable to each asset.

For Licences the valuation method used was the market approach (comparable transactions) analyzing data obtained from publicly available information in markets where comparable assets are transacted, adjusted by the level of obsolescence. For this valuation’s method the company prepared this estimate using the key assumption related to the level of obsolescence.

(f)	Right of use assets

Lease contracts conveying control over and the right to use an identified asset were measured at fair value, in accordance with IFRS 3, which requires that right-of-use assets and lease liabilities be recognized following the measurement principles of IFRS 16.

(g)	Investment properties

Fair value was determined using the market approach (comparable sales), considering current real estate market price references, that is, at their net realizable value.

(h)	Salaries and social security payables

As of the acquisition date, employee benefit liabilities recognized by TMA were adjusted, updating the discount rate applied to the obligation related to post-employment private healthcare coverage for former employees. In addition, certain payment obligations arising from the acquisition agreement executed between the seller and the Company were identified.

(i)	Provisions

Asset retirement obligation: as part of the measurement as of the acquisition date, obligations associated with site dismantlement were reviewed and their future cash flows were re-estimated, determining their present value through the application of a real discount rate consistent with prevailing market conditions. The fair value of these liabilities as of the acquisition date amounted to $94,603 million.

Legal claims and contingent liabilities: Contingencies arising from labor, tax, regulatory and other claims were identified and, where classified as probable or possible, were measured at fair value as of the acquisition date for recognition purposes. Of the total lawsuits and contingencies recognized at the acquisition date, $208,557 million corresponded to probable contingencies and $206,587 million corresponded to the fair value of possible contingencies.

Information on legal claims and contingent liabilities by their nature as of the acquisition date is detailed below:

Labor contingencies	160,659
Tax contingencies	13,230
Civil and regulatory contingencies	241,255
Total	415,144

Set forth below are the principal contingencies of TMA identified as probable and/or possible:

Principal probable contingencies

●	Labor Matters: TMA has recognized provisions for certain labor-related contingencies, primarily arising from joint and several liability in employment matters, occupational accidents and occupational diseases, as well as claims related to salary differences and other severance payments, totaling $160,659 million. Management considers this provision to be sufficient.

Principal Possible Contingencies

●	Civil and Regulatory Matters:
i)	Expiration of Prepaid Card Balances and Per-Minute Rounding:

The NGO Consumidores Financieros filed a claim against TMA seeking an injunction requiring TMA to cease: (i) imposing expiration dates on prepaid or virtual top-up cards, on the grounds that when the full purchased time is not consumed, customers are not refunded for the unused portion; and (ii) rounding up the fraction of the last minute used when a consumer ends a call before completing a final sixty-second interval. The claim also seeks reimbursement of amounts allegedly forfeited as a result of these practices over the past ten years and requests that TMA bill calls based on the exact time used by consumers or, alternatively, apply downward rounding. In addition, the plaintiff seeks punitive damages. As of the date hereof, the evidentiary stage of the proceedings has been completed.

TMA submitted a filing in the case asserting, as a supervening fact, the issuance of SC Resolution No. 26/13, which was taken into account for purposes of the decision. The case has since been consolidated with other actions of a similar nature brought by the same plaintiff against América Móvil S.A. and Telecom Personal S.A., all pending before National Court of First Instance on Commercial and Civil Matters No. 9, and is currently awaiting a decision.

The amount recognized as of the acquisition date totaled $123,808 million, and as of December 31, 2025, such amount totals $123,277 million. These amounts reflect the value of the claim, weighted by the probability of occurrence, should the claim result in an unfavorable outcome for TMA.

ii)	Universal Service

TASA has filed administrative appeals against each of the resolutions issued by ENACOM in connection with the US. Such appeals were rejected by ENACOM. Accordingly, the administrative files were elevated to the higher administrative authority for resolution of the hierarchical appeals filed subsidiarily. These claims represent the total amount reported in the sworn statements submitted to the CNC (currently ENACOM) for the periods from July 2007 through December 2025, reflecting the estimated amounts corresponding to the aforementioned initial programs.

Notwithstanding the foregoing, it should be noted that, within the context of the administrative proceeding in which the request for authorization of the change of corporate control of TMA is being processed, the Subdirectorate of Payment Obligations and Collection Administration of ENACOM issued an opinion estimating a potential outstanding liability of former TASA covering the period from 2001 to date, on the grounds that the deductions claimed by TASA in connection with the Initial Programs had not been taken into account.

Separately, on January 19, 2026, ENACOM Resolution No. 3/2026 was published in the Official Gazette, approving a payment plan (the “Installment Payment Plan”) aimed, among other purposes, at the regularization of outstanding obligations related to contributions to the Universal Service Fund. The plan will remain in force for a period of 180 days.

In this context, TMA informed ENACOM of its intention to adhere to this Installment Payment Plan in order to settle the Universal Service obligations of TASA, in light of the low likelihood that the Initial Programs that gave rise to the deductions of such amounts will ultimately be approved.

The amount of the contingency as of the acquisition date totaled $37,705 million. Subsequent to the acquisition date, following the developments described above, TMA reclassified such contingency as “Probable,” and as of December 31, the related amount totals $30,000 million. These amounts reflect the value of the claim, weighted by the probability of occurrence, should the claim result in an unfavorable outcome for TMA.

iii)	Memofácil and Home Maintenance Services

TASA, a company now merged into TMA, was individually sued by various consumer associations seeking the cessation of charges for the service known as “Memofácil” and for the “Home Maintenance” service. The claim alleges that the Memofácil service was promoted as free of charge and without an expiration date; however, TASA charged for calls made to access messages. With respect to the home maintenance service, the claim alleges that such service was not expressly included in the customer contract. The action also seeks reimbursement to customers of the amounts charged in connection with these services.

TMA’s Management believes that there is no legal basis for the Memofácil claim, as the manner in which public utility service agreements are entered into does not allow for their formalization in written form, and TASA began charging for the message consultation service in 2006, after disclosing the charge through invoices and brochures sent to customers. In addition, the home maintenance service is based on Decrees Nos. 62/90 and 2,332/90, and both the service and the related price increases were duly explained to customers.

The amount recognized as of the acquisition date totaled $26,419 million, and as of December 31, 2025, such amount totals $30,133 million. These amounts reflect the value of the claim, weighted by the probability of occurrence, should the claim result in an unfavorable outcome for TMA.

Impact on Operations for the period

The acquired business generated revenues from ordinary activities in the amount of $2,748,493 million and net loss in the amount of $61,044 million (without considering the effect of any reciprocal operations that may exist) from the acquisition date to December 31, 2025.

Had the acquisition been conducted as of January 1, 2025, the revenues from ordinary activities and net income contributed by the acquired business, would have amounted to $3,299,999 million and $182,838 million, respectively (without considering the effect of any reciprocal operations that may exist). The pro forma figures previously presented, includes the fair value adjustments recorded by the Company on PP&E, intangible assets, investment properties, and right-of-use assets, together with the related incremental depreciation and amortization as if these adjustments had been in place from the beginning of the reporting period. The associated tax effects were also reflected, considering only the incremental tax impact arising from the acquisition-related adjustments in accordance with IFRS 3.

Although Telecom Argentina incurred borrowings to finance the acquisition as is indicated in the Note 14 and subsequently entered into partial refinancing arrangements (see Notes 14 and 30), these financing effects were not reflected in the pro forma figures. Accordingly, no additional finance results or impacts from refinancing were included.

Regulatory Impact of the Acquisition

As of the date of these Consolidated Financial Statements, Telecom Argentina has duly and timely made all required presentations related to the acquisition of TMA and has initiated the necessary proceedings before the CNDC and ENACOM in order to obtain (i) the antitrust approval from the Secretary of Industry and Commerce (or from any succeeding enforcement authority under Law No. 27,442, as applicable) for the economic concentration resulting from the Acquisition, and (ii) the approval of ENACOM to the change of control that occurred in TMA as a consequence of the Acquisition. The filing before the CNDC was made on March 3, 2025, while the filing before ENACOM was made on March 7, 2025, both in accordance with the applicable regulatory framework.

Both administrative procedures are currently underway. On March 21, 2025, the Secretary of Industry and Commerce issued the Resolution No. 63/2025, requiring Telecom Argentina as a provisional measure in accordance with Article 44 of Law No. 27,442, to refrain, for a period of six months or until the Secretary of Industry and Commerce issues a decision pursuant to Article 14 of Law No. 27,442 either approving or subordinating the acquisition to the fulfillment of conditions, or denying authorization of the transaction—whichever occurs first—from carrying out any legal, corporate or commercial act relating directly or indirectly to the integration or consolidation of TMA’s businesses with Telecom Argentina. This included any initiative that entails integrating TMA’s equipment with that of Telecom Argentina, as well as any exchange of competitively sensitive information with TMA, such as prices and pricing strategies, costs and margins, business plans and commercial strategies, information on customers and suppliers, investment plans, among others. Telecom Argentina must also respect the agreements regarding the reciprocal use of infrastructure previously entered into between Telecom Argentina and TMA. The Resolution does not modify the manner in which Telecom Argentina and TMA operate. As of the date of these consolidated financial statements, TMA operates as an independent business under a separate business segment from Personal, and the members of the Board of Directors and the management of Telecom Argentina and TMA are independent of each other.

On April 6, 2025, Telecom Argentina filed an appeal before the Secretary of Industry and Commerce and the CNDC against the Resolution No. 63/2025, as well as against the note from the Secretary of Industry and Commerce dated March 27, 2025 to the CNDC appointing a monitoring agent for the Telecom Argentina and TMA to oversee compliance with the measure. On June 5, 2025, Telecom Argentina was notified of the decision issued by Chamber III of the Federal Civil and Commercial Court of Appeals, which granted the appeal with suspensive effect and ordered the Secretary of Industry and Commerce to refrain from adopting any measure that would contravene the suspensive effect with which the appeal was granted.

In addition, on June 19, 2025, Telecom Argentina was notified of a resolution by the Secretary of Industry and Commerce that included (i) a statement of objection to the transaction; (ii) a request for Telecom Argentina to present its arguments against the objections within 15 days, and (iii) a call for a special hearing to consider the measures proposed by Telecom Argentina to overcome these objections.

This resolution does not represent a final resolution or the imposition of penalties, but rather a procedural stage affording the parties the opportunity to exercise their right of defense, submit responses, or propose commitments to mitigate potential anticompetitive effects.

Telecom Argentina believes that the aforementioned objection report was issued and notified prematurely, at an early stage of the process, without all the necessary information being considered and before all relevant procedures established under the antitrust laws were completed. In this regard, Telecom Argentina does not agree with the preliminary conclusions expressed in the objection report and has focused on analyzing all CNDC statements therein and submitting all appropriate presentations and technical data in response to the report (including Form F-2 as required by antitrust law, which was submitted by Telecom Argentina on June 29, 2025) to advance the review process and obtain the relevant approvals.

On August 5, 2025, Telecom Argentina duly and timely submitted its response to the preliminary objection report issued by the CNDC. Together with that submission, and without this being construed in any way as an acknowledgment that the transaction raises an antitrust concern, Telecom Argentina expressed its willingness, as a procedural safeguard contemplated under Law No. 27,442, to consider potential commitments to address the provisional concerns outlined in the objection report, should the authorities deem it necessary. Telecom Argentina believes that any such potential commitments, if required, would be limited, proportionate, and would not have a material adverse effect on Telecom Argentina’s business, financial condition, or ability to meet its financial obligations.

Subsequently, the CNDC held the special hearing provided for in Article 14 of Law No. 27,442. The first hearing took place on September 19, 2025, and the second hearing on October 6, 2025, at which time the CNDC decided to adjourn the proceedings, leaving their continuation subject to the CNDC’s evaluation of the observations and submissions previously made by Telecom Argentina, as well as of the information still pending submission by third parties at the CNDC’s request.

On November 17, 2025, pursuant to Decree No. 810/2025, the Argentine government established the Argentine National Competition Authority (Autoridad Nacional de Competencia) (the “ANC”), a decentralized and autonomous entity that replaced the CNDC. The ANC became operational upon the appointment of its authorities in accordance with Law No. 27,442, which designates the ANC as the body responsible for protecting and promoting competition and safeguarding the general economic interest. As a result, the regulatory review of the Acquisition is conducted under the supervision of the ANC.

On December 23, 2025, Chamber III of the National Court of Appeals in Civil and Commercial Matters issued its decision regarding the appeal filed by Telecom Argentina against Resolution No. 63/2025 of the Secretary of Industry and Commerce. The Court held that ruling on the appeal had become moot, given that at the time the judgment was rendered, the precautionary measure had already expired. In this regard, the Chamber expressly stated that no evidence had been submitted in the case file demonstrating an extension of the precautionary measure and therefore concluded that there was no longer an existing case or controversy that would warrant consideration of the appeal. The Argentine Government filed a Federal Extraordinary Appeal against this resolution, which has been notified to Telecom Argentina on February 23, 2026. Telecom Argentina has duly responded within the established timeframe, requesting that the appeal be dismissed as inadmissible.

Likewise, on that same date, a new hearing was held within the framework of the procedure established in Article 14 of Law No. 27,442 before the ANC, which constituted a continuation of the previously mentioned hearings. With this hearing, the hearing stage contemplated by the procedure was deemed concluded, leaving the case under review by the ANC for the issuance of the corresponding resolution within the framework of the operation’s review process.

Telecom Argentina will exercise all rights available to it to review or challenge any decisions that it considers to be inconsistent with applicable Argentine law or the actual competitive conditions in each relevant market and jurisdiction.

Although there can be no assurance regarding the outcome of the post-closing review of the Acquisition by regulatory authorities, Telecom Argentina and its legal advisors have arguments to support its position.